SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): April 26, 1999



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                                  NORTEK, INC.
            (Exact name of Registrant as specified in its charter)

      DELAWARE                    1-6112                    05-0314991
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                         I.D. Number)


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              50 Kennedy Plaza, Providence, Rhode Island   02903-2360
               (Address of Principal Executive Offices)    (Zip Code)


                                 (401) 751-1600
                Registrant's Telephone Number including area code





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Item 5.     Other Events

     On April 26, 1999, Nortek, Inc. (the "Company") issued a press release announcing it had completed the acquisition of three businesses from Caradon plc of the United Kingdom: Peachtree Doors and Windows, Thermal-Gard and CWD Windows and Doors.

     A copy of the press release issued by the Company on April 26, 1999 is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

      (c) Exhibits.

          Exhibit 99      Press release issued by Nortek, Inc. on April 26,
                          1999.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORTEK, INC.

                                           By: /s/Richard J. Harris
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                                           Name:Richard J. Harris
                                           Title: Vice President and Treasurer